Exhibit 21
SUBSIDIARIES OF THE REGISTRANT


    Unless otherwise indicated, all of the voting securities of these subsidiaries are directly or indirectly owned by the registrant. Where the name of the subsidiary is indented, the voting securities of such subsidiary are owned directly by the company under which its name is indented. Certain subsidiaries have been omitted which, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as defined in Rule 1-02(w) of Regulation S-X.


                                                         Jurisdiction
Name of Subsidiary                                             of
                                                         Incorporation

I.  American Express Travel Related Services Company, Inc.
     and its Subsidiaries

    American Express Travel Related                          New York
        Services Company, Inc.
      Amex Canada, Inc.                                      Canada
         1001675 Ontario Inc.                                Canada
           1001674 Ontario Inc.                              Canada
         Rexport, Inc.                                       Canada
      Amex Bank of Canada                                    Canada
         Sourcing Innovation, Inc.                           Canada
      American Express Company (Mexico) S.A. de C.V.         Mexico
      American Express Centurion Bank                        Utah
         American Express Centurion Services Corporation     Delaware
      American Express Credit Corporation                    Delaware
         American Express Overseas Credit                    Jersey,
              Corporation Limited                             Channel Islands
            AEOCC Management Company, Ltd.                   Jersey,
                                                              Channel Islands
            American Express Overseas Credit                 Netherlands
              Corporation N.V.                                 Antilles
         Credco Receivables Corp.                            Delaware
      American Express Receivables Financing Corporation     Delaware
      American Express Receivables Financing Corporation II  Delaware
      American Express Tax and Business Services Inc.        Minnesota
      American Express Tax and Business Services of
        New York, Inc.                                       New York
      American Express do Brasil Tempo & Cia, Inc.           Delaware
         Amex do Brazil Empreedimentos e Participacoes Ltda. Brazil
      American Express do Brasil Servicos                    Brazil
        Internacionais, Ltda. (90% owned)
         American Express do Brazil Tempo & Cia              Brazil
      American Express do Brasil S.A. Turismo (51% owned)    Brazil
      American Express Limited                               Delaware
         American Express Argentina, S.A.                    Argentina
         American Express (Malaysia) Sdn. Bhd.               Malaysia
         American Express (Thai) Co. Ltd. (78% owned)        Thailand
         TRS Card International Inc. (75% owned)             Delaware
            American Express de Espana, S.A.                 Spain
              American Express Viajes, S.A.                  Spain

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

              Amex Asesores de Seguros, S.A.                 Spain
         American Express International (B) SDN.BHD.         Brunei
         Amex Travel Advisors, Limited                       Hong Kong
         South Pacific Credit Card Ltd.                      New Zealand
            Centurion Finance, Ltd.                          New Zealand
      American Express International, Inc.                   Delaware
         American Express Hungary KFT                        Hungary
         American Express Company A/S                        Norway
         American Express Locazioni Finanziarie, S.r.1.      Italy
         Amex Broker Assicurativo S.r.l.                     Italy
         American Express Int'l A.E. (Greece)                Greece
         American Express Int'l (Taiwan), Inc.               Taiwan
         American Express of Egypt, Ltd.                     Delaware
         American Express Carte France, S.A.                 France
         AllCard Service GmbH                                Germany
         American Express Bureau de Change S.A.              Greece
         AE Exposure Management Limited                      Jersey,
                                                              Channel Islands
         American Express Travel Poland Sp.Zo.O              Poland
         Sociedad Internacional de Servicios                 Panama
           de Panama, S.A.
         American Express Services                           France
            Havas Voyages American Express                   France
         Amex Sumigin Service Company, Ltd. (40% owned)      Japan
         American Express International Services Limited     Russia
         American Express Card Services Limited (95% owned)  Russia
         Amex Marketing Japan Limited                        Delaware
         American Express (India) Pvt. Ltd.                  India
         P.T. American Express Travel Indonesia              Indonesia
            (80% owned)
         American Express spol. s.r.o.                       Czech Republic
         Nippon Card Business Co., Ltd. (25% owned)          Japan
         Schenker Rhenus Reisen                              Germany
         American Express Holdings AB                        Sweden
            American Express Company A/B                     Sweden
              American Express Reisebyra A/B                 Sweden
            Nyman & Schultz AB                               Sweden
            Nyman & Schultz Grupp och Konferens AB           Sweden
            Resespecialisterna Syd AB                        Sweden
            BookHotel AB                                     Sweden
            Forsakringsaktiebolaget Viator                   Sweden
            First Card AB                                    Sweden
            Profil Reiser A/S (50% owned)                    Denmark
            Resespecialisterna Enkoping AB (26% owned)       Sweden
            Stockholm Central Hotel AB                       Sweden
            Nyman & Schultz Forretningsreiser A/S            Norway
            Nyman & Schultz Erhvervsrejser ApS               Denmark
      Amex Insurance Marketing, Inc.                         Taiwan
      American Express Publishing Corporation                New York
         Southwest Media Corporation                         Texas
      Societe Francaise du Cheque de Voyage, S.A.            France
         (34% owned)
      Travellers Cheque Associates, Limited (54% owned)      England & Wales
      American Express Service Corporation                   Delaware
      Bansamex S.A. (50% owned)                              Spain
      Amex (Middle East) E.C. (50% owned)                    Bahrain
         Amex (Saudi Arabia Ltd.) (50% owned)                Bahrain
      American Express Europe Limited                        Delaware


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      American Express Management                            France
      American Express France                                France
      American Express France Finance                        France
      American Express Group & Incentive Services, Inc.      Michigan
      American Express Services Europe Limited               England & Wales
                                                              and Delaware
      American Express Insurance Services, Ltd.              England & Wales
      American Express TRS, Inc.                             Florida
      Cardmember Financial Services, Ltd.                    Jersey,
                                                              Channel Islands
      Integrated Travel Systems, Inc.                        Texas
      DMDA, Inc. (15.5% owned)                               Texas
      Amex General Insurance Agency                          Taiwan
      American Express Bank (Mexico), S.A.                   Mexico
      American Express Student Funding, Inc.                 Delaware
        Educational Funding Company LCC (64% owned)          California
          American Express Educational Assurance Company     Arizona
      American Express Incentive Services, Inc.              Delaware
        American Express Incentive Services,                 Missouri
          LLC (50% owned)
      American Express International (NZ), Inc.              Delaware
      American Express Realty Management Co.                 Delaware
      Cavendish Holdings, Inc.                               Delaware
      American Express Business Finance Corporation          California
      Servicing Solutions, Inc.                              Delaware
      Golden Bear Travel, Inc.                               Delaware
      Empress Travel, Ltd.                                   Delaware
      Travel Impressions, Ltd.                               Delaware
      American Express ATM Holdings, Inc.                    Delaware
         Americash, Inc.                                     Delaware
           ATM One, L.L.C.                                   Delaware
         Americash L.L.C.                                    Delaware
         Shamrock ATM Inc.                                   Delaware
           Rosper, Inc.                                      Delaware

II. American Express Financial Corporation and its Subsidiaries

    American Express Financial Corporation                   Delaware
      American Express Financial Advisors Inc.               Delaware
         American Express Financial Advisors Japan Inc.      Delaware
      IDS Real Estate Services, Inc.                         Delaware
      American Express Trust Company                         Minnesota
      IDS Life Insurance Company                             Minnesota
         American Partners Life Insurance Company            Arizona
         IDS Life Insurance Company of New York              New York
         American Enterprise Life Insurance Company          Indiana
         American Centurion Life Assurance Company           New York
         American Express Corporation                        Delaware
      IDS Certificate Company                                Delaware
         Investors Syndicate Development Corp.               Delaware
      IDS Insurance Agency of Alabama Inc.                   Alabama
      IDS Insurance Agency of Arkansas Inc.                  Arkansas
      IDS Insurance Agency of Massachusetts Inc.             Massachusetts
      IDS Insurance Agency of Mississippi Inc.               Mississippi
      IDS Insurance Agency of New Mexico Inc.                New Mexico
      IDS Insurance Agency of North Carolina Inc.            North Carolina
      IDS Insurance Agency of Ohio Inc.                      Ohio



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      IDS Insurance Agency of Texas Inc.                     Texas
      IDS Insurance Agency of Utah Inc.                      Utah
      IDS Insurance Agency of Wyoming Inc.                   Wyoming
      American Express Insurance Agency of Nevada Inc.       Nevada
      American Express Asset Management Group Inc.           Minnesota
        Advisory Capital Strategies Group Inc.               Minnesota
        American Express Asset Management International      Japan
          (Japan) Ltd.
        IDS Capital Holdings Inc.                            Minnesota
      American Express Asset Management International Inc.   Delaware
      American Express Asset Management Ltd.                 England
      IDS Management Corporation                             Minnesota
         IDS Partnership Services Corporation                Minnesota
         IDS Cable Corporation                               Minnesota
         IDS Futures Corporation                             Minnesota
         IDS Realty Corporation                              Minnesota
         IDS Cable II Corporation                            Minnesota
      IDS Property Casualty Insurance Company                Wisconsin
      American Express Minnesota Foundation                  Minnesota
      IDS Sales Support Inc.                                 Minnesota
      IDS Plan Services of California, Inc.                  Minnesota
      American Enterprise Investment Services Inc.           Minnesota
      American Express Insurance Agency of Arizona Inc.      Arizona
      American Express Insurance Agency of Idaho Inc.        Idaho
      American Express Property Casualty Insurance           Kentucky
         Agency of Kentucky Inc.
      American Express Client Service Corporation            Minnesota
      Public Employee Payment Company                        Minnesota
      American Express Property Casualty Insurance           Maryland
         Agency of Maryland Inc.
      American Express Property Casualty Insurance           Mississippi
         Agency of Mississippi Inc.
      American Express Property Casualty Insurance           Pennsylvania
         Agency of Pennsylvania Inc.
      American Express Insurance Agency of Oregon Inc.       Oregon
      Securities America Financial Corporation               Nebraska
         Financial Dynamics, Inc.                            Nebraska
         Securities America, Inc.                            Nebraska
         Securities Advisors, Inc.                           Nebraska
         Realty Assets, Inc.                                 Nebraska


III. American Express Banking Corp. and its Subsidiaries

    American Express Banking Corp.                           New York
      American Express Bank Ltd.                             Connecticut
        Amex Holdings, Inc.                                  Delaware
           American Express Bank GmbH                        Germany
              AEB - International Portfolios
                Management Company                           Luxembourg
           Egyptian American Bank (41% owned)                Egypt
             Delta AEB Brokerage SAE (60% owned)             Egypt
           Amtrade Holdings, Inc.                            Delaware
              American Express Bank (Switzerland) S.A.       Switzerland
           International Trade Services Pte Ltd.             Singapore
           Amex International Trust (Guernsey) Limited       Guernsey,
                                                               Channel Islands

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           Etoral Finance, Inc.                              Panama
              Sociedad Del Desarrollo Mercantil Ltda.        Chile
           Remor and Associates Inc.                         Panama
           American Express Bank Asset Management            Jersey,
              (Jersey) Limited                               Channel Islands
           American Express Bank (Luxembourg) S.A.           Luxembourg
              AEB WorldFolio Capital Preservation            Luxembourg
                 Management Co. S.A.
           American Express Bank (Uruguay) S.A.              Uruguay
           Amex International Trust (Cayman) Ltd.            Cayman Islands
           OLP Investments Ltd.                              Cayman Islands
           Rilanex Participations N.V.                       Netherlands
                                                              Antilles
        American Express Worldfolio Management Company       Luxembourg
        American Express Bank (France) S.A.                  France
           Amex Gestion S.A.                                 France
        American Express Bank International                  United States
        Argentamex S.A.                                      Argentina
        AEB (UK) PLC                                         England & Wales
        Amex Nominees (S) Pte Ltd.                           Singapore
        Amex Bank Nominee Hong Kong Limited                  Hong Kong
        First International Investment Bank Ltd.             Pakistan
           (20% owned)
        American Express (Poland) Ltd.                       Delaware
        American Express Bank Asset Management (Cayman) Ltd. Cayman Islands
        Inveramex Chile Ltda.                                Chile
           Amex Immobiliaria Ltda.                           Chile
        American Express Bank, S.A.                          Argentina
        AEB Global Asset Management Inc.                     New York
        AEB/FFS Management Company (50% owned)               Luxembourg and
                                                             Jersey,
                                                              Cayman Islands
        AEB Global Trading Investments, Ltd.                 British Virgin
                                                              Islands
        Amex NLG Holdings, LLC                               Delaware
        American Express International Deposit Company       Cayman Islands
        Bankpar Participacoes Ltda.                          Brazil
           Banco Inter American Express S.A. (50% owned)     Brazil
              Inter American Express Arrendamento
               Mercantil, S.A. (95% owned)                   Brazil
              Inter American Express Consultoria E
               Servicos Ltda.                                Brazil
                 MS Representacoes E Participacoes Ltda.     Brazil
              MS Trading S.A.                                Brazil
              Inter American Express Overseas Ltd.           Brazil
                 Inter American Express Bank Ltd.            Brazil
                 Imagra Imobiliaria E Agricola S.A.          Brazil
        The American Express Nominees Limited                England & Wales

IV. Other Subsidiaries of the Registrant

    Acuma Financial Services Ltd.                            Delaware
      Acuma Ltd.                                             Delaware
    Ainwick Corporation                                      Texas
    American Express Asset Management Holdings, Inc.         Delaware
    Amexco Insurance Company                                 Vermont
    Amexco Risk Financing Holding Co.                        Delaware
    Amex Assurance Company                                   Illinois
    checks-on-line, Inc.                                     Delaware
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    National Express Company, Inc.                           New York
      The Balcor Company Holdings, Inc.                      Delaware
        The Balcor Company                                   Delaware
            Balcor Securities Company                        Illinois
            Balcor Institutional Realty Advisors, Inc.       Illinois
            Balcor Management Services, Inc.                 Illinois
    International Capital Corp.                              Delaware
      Intercapital Comercio e Participacoes Ltda.            Brazil
         Conepar Compania Nordestina de                      Brazil
           Participacoes S.A. (37% owned)
      Convertible Holding Ltd.                               Cayman Islands
         CTH Common Holdings Ltd.                            Cayman Islands
         CTH Preferred Holdings Ltd.                         Cayman Islands
            Complejos Turisticos Huatulco,                   Mexico
              S.A. de C.V. (84% of preferred stock)
      Acamex Holdings, Inc.                                  Cayman Islands
         Etisa Holdings Ltd.                                 Cayman Islands
            Empresas Turisticas Integradas,                  Mexico
              S.A. de C.V. (98% owned)
      Floriano Representacoes Ltda.                          Brazil
      International Capital Corp. (Ltd.) Cayman              Cayman Islands
    Rexport, Inc.                                            Delaware
      Drillamex, Inc.                                        Delaware
    UMPAWAUG I Corporation                                   Delaware
    UMPAWAUG II Corporation                                  Delaware
    UMPAWAUG III Corporation                                 Delaware
    UMPAWAUG IV Corporation                                  Delaware
    Daedalus Leasing Corp.                                   New York
      Dash 200 + Ltd. (50% owned)                            Cayman Islands
      Nora Leasing, Inc.                                     New York
      Gemini Leasing Ltd.                                    Cayman Islands
      Far East Leasing Ltd.                                  Cayman Islands





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